                       SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



 DATE  OF  REPORT
(DATE  OF  EARLIEST  EVENT  REPORTED):    December  31,  2002
                                         --------------------

                        UNIVERSAL GUARDIAN HOLDINGS, INC.
                      ------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Delaware               000-24755              33-0379106
----------------------------------------------------------------------------
(STATE  OR  OTHER  JURISDICTION   (COMMISSION           (IRS  EMPLOYER
      OF  INCORPORATION)          FILE  NUMBER)      IDENTIFICATION  NO.)



5795 Fleet Street,Suite 110,Carlsbad,California                 92008
---------------------------------------------------------------------------
(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)                (ZIP  CODE)



REGISTRANT'S  TELEPHONE  NUMBER,
INCLUDING  AREA  CODE:            (760)  579-0808
                                  ---------------


        Hollywood Partners.com, Inc., 1925 Century Park East, 5th Floor,
                              Los Angeles, CA 90067
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

CAUTIONARY STATEMENT FOR PURPOSES OF "SAFE HARBOR PROVISIONS" OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

EXCEPT FOR HISTORICAL FACTS, ALL MATTERS DISCUSSED IN THIS REPORT WHICH ARE FORWARD LOOKING INVOLVE A HIGH DEGREE OF RISKS AND UNCERTAINTIES. POTENTIAL RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, COMPETITIVE PRESSURES FROM OTHER FOOD EXPORT COMPANIES AND POLITICAL DEVELOPMENTS IN OVERSEAS MARKETS, ECONOMIC CONDITIONS IN THE COMPANY'S PRIMARY MARKETS AND OTHER UNCERTAINTIES
DETAILED  OR  TO  BE  DETAILED FROM TIME TO TIME IN THE COMPANY'S SECURITIES AND
EXCHANGE  COMMISSION  FILINGS.

Item  1.  Changes  in  Control  of  Registrant.
-----------------------------------------------

     On December 31, 2002, a closing was held pursuant to a SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION dated as of December 4, 2002 and the
AMENDMENT TO SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION dated as of December 16, 2002 (the "Plan"), between the Registrant and Universal Guardian Corporation, a Nevada corporation ("UGC"), pursuant to which a change of control of the Registrant occurred. Pursuant to the Plan, an aggregate of 11,300,000 shares of the Registrant's common stock were issued to UGC's shareholders in exchange for all of the issued and outstanding shares of UGC. Pursuant to the Plan, the Registrant's officers and directors resigned and have been replaced as set forth below.

     The following table sets forth certain information with respect to the persons designated to be newly appointed directors and officers of the Registrant under the Plan, including their beneficial ownership in the Registrant as of the closing under the Plan.


                                                                          Number  of  Shares
                                                                          Beneficially  Owned
                                                                          and  Percentage
Name  and  Address                    Age     Title(s)                    of Class
------------------                    ---     --------                    ----------------------
Michael  J.  Skellern                  54     Chairman  of  the Board     4,475,000       29.6%
Universal  Guardian  Holdings,  Inc.          President  and
5795  Fleet  Street,  Suite  110              Chief  Executive  Officer
Carlsbad,  California  92008

Dennis  M.  Cole                       55     Director,                   960,000*         6.4%
Universal  Guardian  Holdings,  Inc.          Chief  Operating  Officer,
5795  Fleet  Street,  Suite  110              and  Treasurer
Carlsbad,  California  92008


                                        2

                                                                          Number  of  Shares
                                                                          Beneficially  Owned
                                                                          and  Percentage
Name  and  Address                    Age     Title(s)                    of Class
------------------                    ---     --------                    ----------------------

Thomas  J.  Pernice                    40     Director                     548,200   3.6%
Universal  Guardian  Holdings,  Inc.
5795  Fleet  Street,  Suite  110
Carlsbad,  California  92008

     As  of  January  1, 2003, the following named person became Chief Financial
Officer  of the Company, who shall hold his office at the pleasure of the Board:

Richard  E.  Fields                    52     Chief  Financial  Officer          0
Universal  Guardian  Holdings,  Inc.
5795  Fleet  Street,  Suite  110
Carlsbad,  California  92008

     The names, addresses and titles of the key personnel who, upon the effective date of the Plan, including their beneficial ownership in the Registrant, shall hold their offices at the pleasure of the board, are as follows:

Vice  Admiral  E.A.
Burkhalter,  Jr.  (Ret)                 74    Director,                          0
Universal  Guardian  Corporation              Universal  Guardian  Corp.
5795  Fleet  Street,  Suite  110
Carlsbad,  California  92008

Michael  Zilles                         45    President,                    1,700,000    11.3%
The  Harbour  Group,  Inc.                    The  Harbour  Group,  Inc.
5795  Fleet  Street,  Suite  110
Carlsbad,  California  92008

Michael  A.  Briola                     33    Sr.  Vice  President  and      950,000*     6.3%
Universal  Guardian  Corporation              Secretary,
5795  Fleet  Street,  Suite  110              Universal  Guardian  Corp.
Carlsbad,  California  92008

Thomas  J.  Campbell                    54     General  Manager              400,000*     2.7%
Universal  Guardian  Corporation               Security  Assessment  &
5795  Fleet  Street,  Suite  110               Tactics  Division,
Carlsbad,  California  92008                   Universal  Guardian  Corp.



                                        3

                                                                     Number  of  Shares
                                                                     Beneficially  Owned
                                                                     and  Percentage
Name  and  Address               Age     Title(s)                    of Class
------------------               ---     --------                    --------------------

Joseph  Celano                    49     General Manager                400,000*    2.7%
Universal  Guardian  Corporation         Technical  Products  &
5795  Fleet  Street,  Suite  110         Systems  Division,
Carlsbad,  California  92008             Universal  Guardian  Corp.

James S. Pfautz                   35     Sr. Vice President,            400,000*    2.7%
Universal  Guardian  Corporation         Operations,
5795  Fleet  Street,  Suite  110         Universal  Guardian  Corp.
Carlsbad,  California  92008

Richard  S.  Pfautz               46     Sr.  Vice  President,  Sales   400,000*    2.7%
Universal  Guardian  Corporation         Universal  Guardian  Corp.
5795  Fleet  Street,  Suite  110
Carlsbad,  California  92008

Lee  Manko                        42     Vice  President,  Engineering  100,000*    .07%
Universal  Guardian  Corporation         Universal  Guardian  Corp.
5795  Fleet  Street,  Suite  110
Carlsbad,  California  92008

UG Incentive Trust                                                    1,515,000    10.0%
5795  Fleet  Street,  Suite  110
Carlsbad,  California  92008

Total as a Group                                                     11,848,200    78.5%

* the certificates for these shares shall bear a legend to the effect that the shares represented by these shares are subject to an option on the part of the Company to repurchase said shares.


                                        4

                    BIOGRAPHICAL INFORMATION WITH RESPECT TO
                           NEW DIRECTORS AND OFFICERS

     MICHAEL J. SKELLERN is the founder and Chief Executive Officer of UGC.  Mr.
Skellern  has been President and CEO of Pacific International, Inc., since 1977.
Pacific International is a business development, corporate re-structuring, and consulting company that provides business services to industrial, government, and military sectors.

     When additional financial resources have been required to secure growth opportunities, Mr. Skellern has developed appropriate funding strategies, working with senior management of leading investment banks such as Salomon Smith
Barney  Schroeders  in  London,  Salomon  Nikko in Tokyo, and Lehman Brothers in
Asia/Pacific,  US,  and  Europe.

     Mr. Skellern has been involved in the development of non-lethal and special
operations  projects  as  well as tactical and special operations vehicles.   He
has  worked  with Defense Advanced Research Projects Agency (DARPA), the Special
Projects  Office (SPO), and the Pentagon's Joint Non-Lethal Weapons Program.  He
has  also  been  a  consultant to international governments in the deployment of related  projects.

     Mr. Skellern has served on the Board of Directors for several private and public companies. He has been a featured speaker on international business, finance, and technology with recent speaking engagements at Hong Kong Shanghai
Bank  Corporation's  HSBC Technology Conference and at HSBC's Asian Mutual Funds
Conference.  He served in the United States Army in Asia and Europe from 1967 to
1970.  Mr.  Skellern  holds  an  MBA  from  Knightsbridge  University.

     DENNIS M. COLE has experience in the domestic and international law enforcement field in Special Operations and Training. Prior to joining
Universal  Guardian,  Mr.  Cole  was a Captain on the San Diego County Sheriff's
Department where he developed many of the special weapons and tactics (SWAT) techniques currently used by law enforcement agencies around the world. Mr. Cole has over 31 years of law enforcement experience.

     Mr. Cole spent seventeen years assigned to a police special operations unit from 1973 to 1992. He developed and implemented the technique of pre-event site assessments of high-risk targets. Mr. Cole has worked with a wide array of government agencies including the Central Intelligence Agency, U.S. Navy,
Transportation  Safeguards Division of the Department of Energy, Secret Service,
Federal  Bureau  of  Investigations,  Bureau  of  Alcohol  Tobacco and Firearms,
National Institute of Justice, and many others to develop special tactics for crisis resolution. During the Gulf War, Mr. Cole was employed to do risk assessments on General Dynamic's executives' homes and develop training for the families on how to protect themselves from potential reprisals from Iraqi agents.

     Mr. Cole has recently been employed from 2000 to 2002 as President of the Training Division of Jaycor Tactical Systems in San Diego, California, where he developed and implemented training programs for non-lethal weapons systems and a worldwide training network.

                                        5

     During his law enforcement career, Mr. Cole served from 1971 to 1973 as a fireboat captain in San Diego Harbor, Commander of the Sheriff's Special
Enforcement  Detail  1980  to  1986,  Chief  of  Police  for  the City of Vista,
California  from  1994 to 1999, Director of the San Diego Regional Public Safety
Training Institute at Miramar College from 2000 to 2002, and many other tactical assignments. He is an associate professor at many of the San Diego area community colleges, teaching law enforcement subjects relating to crisis management.

     Mr. Cole is recognized by the State of California as a subject matter expert in the application of non-lethal chemical agents. He has served as an expert witness on crisis management, tactical resolution of high-risk incidents and the delivery of non-lethal chemical agents in federal, state and local courts. Mr. Cole is often called upon to consult on crisis management issues nationwide.

     Mr. Cole did his undergraduate work at California Western University in San
Diego's Point Loma area. He attained a Master of Arts degree in Management from the University of Redlands, and completed graduate work at the University of Virginia. He is a graduate of the Federal Bureau of Investigation's National
Academy Class 186. He has been widely published in law enforcement trade magazines and has authored three text journals on crisis management issues and chemical agents. Mr. Cole served in the United States Army in Southeast Asia
1967-1968.

     THOMAS J. PERNICE has served as a senior corporate executive in government and industry for more than 18 years. He is President and founder of Modena
Holding Corporation, a consulting services company. Mr. Pernice also currently serves on the Board of Directors and is Treasurer and Corporate Secretary for Advanced Biotherapy, Inc. (OTCBB: ADVB).

     Most recently, Mr. Pernice was Managing Director of Cappello Group Inc., an affiliate of Cappello Capital Corp., a licensed investment bank specializing in direct investments of equity and convertible securities, merger and acquisition advisory services, and financial restructuring services. Prior to founding his company, Mr. Pernice served as Vice President, Public Affairs, and was a corporate officer for Dole Food Company, Inc., reporting to the Chairman and CEO, David H. Murdock. In this role, Mr. Pernice managed investor and media communications, legislative and political strategies, crisis management, and corporate philanthropy. He also served in similar capacities for the conglomerate of publicly and privately held business interests of Mr. Murdock, including Castle & Cooke, Inc., a real-estate company.

     Prior  to  joining Dole Food Company, Inc., Mr. Pernice served in The White
House  for  over  seven  years  in  various  capacities  for the Reagan and Bush
Administrations.  In January of 1988, Mr. Pernice was appointed Assistant to the

                                        6

Vice President and Director of Advance in the Bush/Quayle Administration. As a member of the Senior White House Staff, Mr. Pernice was chief advisor on planning and coordinating the Vice President's official, political and diplomatic activities, which included visits to all 50 states and more than 80 countries and territories. In the Reagan Administration, Mr. Pernice served as a presidential advance representative where he coordinated press coverage for the local and national White House Press Corps, including the U.S.-Soviet Summits in Moscow, Reykajavik, and Washington, D.C. and the annual Seven-Nation Economic
Summits.

     Mr. Pernice earned a Bachelor of Arts degree in Broadcast Journalism from the University of Southern California in 1984.

     VICE  ADMIRAL E. A. BURKHALTER, JR. (RET), retired from the U.S. Navy after
40 years of service. During his service he distinguished himself as a Commander of nuclear submarines and the Director of Strategic Operations for the Chairman of the Joint Chiefs of Staff.

     Admiral  Burkhalter  has  served  in  senior  positions  in  the  Naval
Intelligence, Defense Intelligence Agency and as the Director of the Intelligence Community Staff. During these assignments and after retirement, Admiral Burkhalter directed the principle coordinating body for all U.S.
intelligence  activities.

     Admiral Burkhalter is an expert in the areas of intelligence, command and control, space related defense, nuclear propulsion, anti-submarine warfare and strategic forces issues. He has served as the international Director for the Armed Services Communications, Electronics Association and Director of the
Security  Affairs Support Association, Member of the Senior Review Group for the
Defense  Advanced  Research  Projects  Agency  (DARPA),  Member of the U.S. Navy
Research  and  Development  Advisory  Council,  Chairman of DARPA Advanced Space
Technology initiative and U.S. Congress review of antisubmarine warfare, Chairman of Vice Presidential task force related to prevention of terrorist and narcotic traffickers border crossings.

     Admiral Burkhalter is currently Director of Executive Panel of the National
Institute of Justice's Less-than-Lethal Weapons Technology and Policy Committee, and the Universal Guardian Corporation's Advisory Committee.

     Admiral  Burkhalter  is a 1951 graduate of the United States Naval Academy.

     MICHAEL "MIC" ZILLES has more than 25 years of telecommunications and security experience for both public and private agencies throughout the U.S. and overseas, including consulting, design, engineering, systems integration, site surveys, evaluations, and retrofit design projects. Mr. Zilles has provided design services for the United States Federal Government and Department of Defense agencies (both domestic and foreign), including the Corps of Engineers, Naval Facilities Engineering Command, Defense Communications Agency, National
Security  Agency,  Federal  Bureau  of  Prisons,  FBI  and  various  other  U.S.
governmental agencies, as well as numerous power plants (both fossil and nuclear). Mr. Zilles is active within multiple sectors of the security industry including international airports, correction facilities, institutions, government, and military.


                                        7

     Mr. Zilles' former management assignments include Vice President of Physical Security Services for Quanta Systems Corporation from 1998 to 2001,
Principal and Director of Operations and Engineering for Systech Group from 1994 to 1998, and U.S. Operations Manager for Cardkey Systems, Inc., from 1990 to
1994.

     Mr.  Zilles co-authored "Car Bomb Protection", for the Institute of Nuclear
Materials Management, 30th Annual Meeting, in July 1989. He is also a member of the American Society for Industrial Security (ASIS).

     Mr.  Zilles  received  a Management and Marketing degree from Robert Morris
College  in 1970, Capital Radio Engineering Institute Electronics in 1974, and a
B.S.  in  Electrical  Engineering  in  1985  from  LaSalle  University.

     Mr.  Zilles  holds  a  Top  Secret  security clearance and USNRC Unescorted
Nuclear  Power Plant Access Clearance.  He served in the United States Navy from
1971-1975.

     RICHARD E. FIELDS has more than 22 years experience in finance and accounting, and business and government contract consulting. Prior to joining
Universal Guardian Corporation, Mr. Fields has served as Chief Financial Officer for first and second stage companies in the software development and energy services industries. As a Chief Financial Officer, he has been responsible financial reporting, economic forecasting and product pricing and has managed administrative functions including accounting, financial reporting, human resources, information services, purchasing and contracts.

     Prior  to  his  experience  as  a  Chief Financial Officer in industry, Mr.
Fields served for 14 years as a Director in the Financial Advisory Services and Government Contractor Consulting Group at Pricewaterhouse Coopers. At
Pricewaterhouse Coopers, Mr. Fields was responsible for assisting fortune 500 clients with the interpretation and application of Government procurement regulations, development of business processes and systems for compliance with the Government procurement regulations, resolution of contractual disputes between the Government and its contractors and commercial litigation support in both domestic and international litigations. Mr. Fields also served as an Auditor at the Defense Contract Audit Agency, where he was responsible for performing contract pricing, incurred cost and business system audits at numerous Southern California locations.

     Prior to his accounting and consulting career, Mr. Fields spent 8 years a Deputy Sheriff with the San Diego County Sheriff's Office. He also served 2 years active duty, including a tour in Viet Nam, and 8 years in the active reserves where he was a Counter-Intelligence specialist in the United States
Marine Corps. Mr. Fields earned his Bachelors' Degree in accounting, with Magna cum laude honors, from National University in San Diego, California.

     MICHAEL A. BRIOLA brings over 10 years of experience in the fields of marketing and technology. Beginning with an audio/video technology consulting practice in 1991, he has been at the cutting edge of high technology throughout his career.

                                        8


     From  2001  to  2002,  Mr.  Briola  served as Senior Partner, Marketing and
Technology at Pacific International, Inc., an international consulting practice devoted to corporate development, retail operations and merchandising, product sourcing, and communications. From 1999 to 2001, he was a co-founder and Executive Vice President of MindArrow Systems, Inc. His responsibilities included corporate strategy, business development, marketing, and product development. He is first or second inventor on several business practice and technology patents, both issued and pending. Mr. Briola was a key player in MindArrow's global expansion. He spearheaded MindArrow's marketing and business development in the Company's wholly-owned Hong Kong subsidiary. During his six-month assignment in Hong Kong, the subsidiary company was responsible for over thirty-nine percent of MindArrow's global revenues. Prior to MindArrow
Systems, from 1997 to 1999, Mr. Briola was a co-founder and Vice President of Marketing for Zap International, a Los Gatos, California provider of computer-based video messaging systems. He was instrumental in the licensing of Zap's technology to Sony Electronics, as well as international sales channel and business development in Europe and Asia. Zap International's key technologies became the foundation for MindArrow Systems' messaging platforms. Michael was also a cofounder and Vice President of Marketing for AnTares Systems (Los Gatos,
California),  and  Director  of  Technical  Sales for InVision Interactive (Palo
Alto, California). He is also a member of the Audio Engineering Society and the Society of Television and Motion Picture Engineers.

     Mr. Briola has a thorough understanding of small arms as well as chemical agents. He served in the United States Army as a medical and nuclear-biological-chemical (NBC) warfare specialist.

     THOMAS J. CAMPBELL brings over 26 years of hands-on senior military and civilian leadership and management experience to the Universal Guardian team.
As a career Navy SEAL officer from 1975 to 2002, Mr. Campbell has a proven record of achieving the highest levels of productivity with reduced costs and corresponding, quantitative improvements in workforce readiness and creativity.
A highly experienced leader with extensive security, strategic planning, technology integration, communications, administrative and combat skills, Mr.
Campbell has orchestrated the integration of combat systems and special operations at the very highest strategic and tactical levels in nearly every part of the world.

     Mr. Campbell's expertise in security and force protection has been developed in the field as well as in the combat planning centers of numerous military organizations. He has developed extensive plans for offensive operations in the special operations arena, and has developed and managed logistical, financial and problematic risk analysis for organizations of up to 1000 personnel with budgets of up to $75 million.

     As  a  1998  graduate  of  the  Johns  Hopkins/Syracuse University National
Security Studies Program, Mr. Campbell was one of only four naval officers selected to attend this prestigious program. Upon completion of the program, which evaluated Department of Defense military policy and operational risk, Mr.
Campbell was selected to personally brief the Vice Chairman of the Joint Chiefs of Staff. He also established the first risk management program for a special operations command that identified operational risk for special operations forces in war plans and equipment procurement.

                                        9


     Prior to joining the Navy, Mr. Campbell worked for Johns Hopkins University in 1974 and 1975 and General Motors Corporation 1973 and 1974 in the areas of labor and management relations. He completed Masters and Bachelors Degrees in Chemistry and Labor and Industrial Relations at the University of Michigan and Michigan State University. He has also completed post-masters education at Johns Hopkins, Syracuse and M.I.T., completing, in 2000, an on-campus curriculum in Innovation Management from M.I.T. Mr. Campbell currently holds a Top
Secret/Special  Compartmented  Information  (TS/SCI)  security  clearance.

     JOSEPH CELANO is a former U.S. Navy Captain, brings command leadership experience coupled with 25 years in the fields of Information Technology development and management including experience in software program management, modeling, simulation & analysis, technology transition, and new product development. His most recent position was Founder/President/CEO of EnvoyTek, a startup company that developed autonomous agent application development platform software and analysis support services from 2001 to 2002. He was Vice President of Enterprise Systems Solutions at Intelesis Technologies Corporation during
2001, and his experience includes six years of running hundred million dollar plus, multi-site software development programs in high performance computing projects. He provided superior leadership in the U.S. Navy as Director of Modeling, Simulation, and High Performance Computing while at SPAWARSYSCOM, and his efforts saved the department millions of dollars by completing programs on time and under budget. This was accomplished by utilizing his Department of Defense Advanced Program Manager training and a recently acquired New Product
Development  Professional  certificate  via  the  Product Development Management
Association  (PDMA).

     Mr.  Celano  is  Western Regional Director for the Society for Modeling and
Simulation International, has authored or co-authored several technical papers, and has orchestrated a number of international simulation conferences. He was recently recognized by his peers as Certified Modeling and Simulation
Professional  Charter  Member  by  the  Modeling  and  Simulation  Professional
Certification  Commission  under  the  auspices of the National Training Systems
Association. He is also the co-founder of the Southern California Chapter of the PDMA.

     Mr. Celano teaches courses in technology forecasting, web technologies, software engineering, project management, and networking as the Web Development
Area Chair for the University of Phoenix, San Diego Campus. He was selected by the dean of the College of Information Systems and Technology to be the college representative on the University of Phoenix Academic Cabinet.

     He was a Navy Captain commanding a destroyer in the Pacific fleet from 1995 to 1996 where he acquired at-sea and operational experience in the areas of combat systems and command and control systems.

                                       10

     He is a graduate of the US Naval Academy with a B.S. in Oceanography and an
MBA  from  Southern  Illinois  University  in  1983.   He has also completed the
Executive  Challenge  Program at San Diego State University.  Mr. Celano holds a
Top  Secret/Special  Compartmented  Information  (TS/SCI)  security  clearance.








                                       11


ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.
---------------------------------------------------

     Pursuant  to  the  Plan,  the Registrant acquired all of the shares of UGC.
UGC,  which  operates  through various subsidiaries and divisions, is engaged in the  businesses of providing security assessments, risk analysis, and integrated security  solutions  to  military,  government  and  commercial  organizations worldwide.  The Company is currently under contract to provide the United States
Navy  with  security assessments, technology and solutions to protect its assets in 8 U. S. Navy ports and installations around the world.  UGC also manufactures
and  markets  non-lethal  and  less  lethal  weapons.   The  Registrant's  new
management  will  bring  extensive  experience  in the Registrant's new business activities.



ITEM  7.  FINANCIAL  STATEMENTS,  PRO-FORMA  FINANCIAL INFORMATION AND EXHIBITS.
--------------------------------------------------------------------------------

(A)  FINANCIAL STATEMENTS OF BUSINESS TO BE ACQUIRED.  To be filed by amendment.

(B)  PRO-FORMA  FINANCIAL  INFORMATION.   To  be  filed  by  amendment.

(C)  EXHIBITS.

1. SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement"), dated as of the 4th day of December, 2002 by and among the Registrant, UGC, the stockholders of UGC and its subsidiaries.

2.   AMENDMENT  TO  SHARE  EXCHANGE  AGREEMENT  AND PLAN OF REORGANIZATION (this
     "Agreement"), dated as of the 16th day of December, 2002 by and among the Registrant, UGC, the stockholders of UGC and its subsidiaries.



                                       12

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         Universal  Guardian  Holdings,  Inc.


                         By: /s/  Michael  J.  Skellern
                            -------------------------------
                              Michael  J.  Skellern,
                              Chief  Executive  Officer

Dated:       January  14,  2003



                                       13

EXHIBIT 1

               SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION

     This  Share  Exchange  Agreement  and  Plan  of  Reorganization  (this
"Agreement"),  dated  as of the 4th day of December, 2002 by and among Hollywood
Partners.com, Inc., a publicly-held Delaware corporation ("Public Company"), the stockholders of Universal Guardian Corporation, a Nevada corporation, and subsidiaries ("Company") identified on Schedule I (the "Selling Stockholders") and the Company.

                                   WITNESSETH:

     WHEREAS Public Company desires to acquire all of the issued and outstanding capital stock of Company;

     WHEREAS the Selling Stockholders desire to transfer all Company's capital stock outstanding to Public Company in exchange for such consideration as is set forth herein;

     WHEREAS for United States federal income tax purposes the parties intend that (i) the Share Exchange will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) this Agreement shall be, and is hereby, adopted as a plan of reorganization for purposes of Section 368(a) of the Code; and

     WHEREAS the transactions evidenced hereby are to be submitted for approval by the board of directors of Public Company.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants, terms and conditions set forth herein, and such other and further consideration, the receipt and sufficiency of which are hereby acknowledged, this Agreement is adopted as a reorganization pursuant to the Code and the parties agree as follows:

                                    ARTICLE I

                REPRESENTATIONS AND WARRANTIES OF PUBLIC COMPANY

     Public Company represents and warrants to the Selling Stockholders and the Company that, except as set forth in the Public Company Disclosure Schedule provided by Public Company or in the Public Filings (as defined below):

1.1 FINANCIAL STATEMENTS. Public Company has delivered audited financial statements dated, and for the fiscal year ended December 31, 2001, and Public
Company has delivered unaudited financial statements dated, and for the quarter ended September 30, 2002 (collectively, the "Public Company Financial
Statements"); in each case together with all notes thereto, prepared in reasonable detail in accordance with generally accepted accounting principles applied on a consistent basis.


1.2 ABSENCE OF CERTAIN CHANGES. Since the date of the most recent balance sheet contained in the Public Company Financial Statements, Public Company has not:

(a) Suffered any material and adverse change in its financial condition, working capital, assets, liabilities, reserves, business, operations or prospects;

(b) Suffered any loss, damage, destruction or other casualty materially and adversely affecting any of its properties, assets or business (whether or not covered by insurance);

(c) Borrowed or agreed to borrow any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability, except as related to the costs associated with the proposed transaction herein and to its transfer agent;

(d) Paid, discharged or satisfied any claims, liabilities or obligations, other than in the normal course of its business;

(e) Permitted or allowed any of its property or assets (real, personal or mixed, tangible or intangible) to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind;

(f) Canceled any debts or waived any claims or rights of substantial value, or sold, transferred, or otherwise disposed of any of its properties or assets
(real,  personal  or  mixed,  tangible  or  intangible);

(g) Granted any increase in the compensation of directors, officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment), or any increase in the compensation payable  or  to  become  payable  to  any  director,  officer  or employee;

(h) Made any capital expenditure or commitment outside of its normal course of business;
(i) Declared, paid or set aside for payment any dividend or other distribution in respect of its capital stock or, directly or indirectly, redeemed, purchased or otherwise acquired any shares of its capital stock or other securities, other than as required hereunder;

(j)     Made  any  change  in  any  method of accounting or accounting practice;


(k) Paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets (real, personal or mixed, tangible or intangible), to, or entered into any affiliate or associate of any of its directors or officers, except for directors' fees and compensation to officers at rates set forth in the Public Company's public filings (the "Public Filings") filed with the Securities and Exchange Commission (the "SEC"), none of which shall result in any liability or indebtedness which shall survive this closing;

(l)     Entered  into  any  transaction,  contract  or  commitment;

(m) Been subject to any other event or condition of any character that has or might reasonably have a material and adverse effect upon the financial condition, business, assets or properties of Public Company; or

(n) Agreed, whether in writing or otherwise, to take any action described in the foregoing clauses (a) through (m).


1.3 EMPLOYMENT AGREEMENTS; BENEFIT PLANS. There are currently two employment or severance agreements and one consulting agreement to which Public
Company is subject, or by which it is bound that will terminate upon the Closing of the transactions contemplated by this Agreement as defined in Paragraph
3.1 hereof. Public Company is not subject to, nor has it established, a benefit plan, whether pursuant to the Code or otherwise.

1.4 PERMITS AND LICENSES. The business of Public Company has complied and currently complies in all material respects with all applicable laws and regulations. The business of Public Company does not currently require, and has not in the past required, application to procure any license, permit, franchise, order or approval.

1.5     LITIGATION.  There  is  no  litigation  against  or  relating  to Public
Company or its business except for the diminimus litigation normal in the course of business as set forth in Schedule II attached hereto. To the knowledge of Public Company, there is no factual basis for any claim or action to be threatened or asserted against Public Company.

1.6 CONTRACTS, AGREEMENTS AND LEASES. Public Company is not a party to any contracts, agreements, permits, licenses, plans, leases or similar arrangements.

1.7 AUTHORIZATION. Public Company has duly taken all corporate action necessary to authorize the execution and delivery of this Agreement, the consummation of the transactions evidenced hereby and the performance of its obligations hereunder.

1.8 STATE TAKEOVER STATUTES. Public Company's board of directors has taken all action necessary to ensure that Section 203 of the Delaware General
Corporation Law does not apply to this Agreement and the transactions contemplated hereby by approving the transactions contemplated hereby, including the Share Exchange, pursuant to Section 203(a)(1) of such Law.


1.9 ENFORCEABLE OBLIGATIONS. This Agreement is a legal and binding obligation of Public Company, enforceable in accordance with the terms hereof, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general equitable principles.

1.10 NO CONFLICTS OR CONSENTS. The execution and delivery by Public Company of this Agreement and the performance of its obligations do not conflict with the Certificate of Incorporation or Bylaws of Public Company or any provision of law, statute, rule or regulation or any judgment applicable to or binding upon Public Company, including the laws of the State of Delaware and federal securities laws, nor will it result in the creation of any lien, charge or encumbrance. No consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Public Company of this Agreement or the consummation of the transactions evidenced hereby. Neither the execution nor the consummation of this Agreement in accordance with the terms and conditions set forth herein conflicts with or constitutes a default under or a breach or violation or grounds for termination of or an event which with the lapse of time or notice and the lapse of time could or would constitute a default under the Certificate of Incorporation or Bylaws of Public Company.

1.11 ORGANIZATION AND GOOD STANDING. Public Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers required to carry on its business and enter into and carry out the transactions evidenced herein. Public Company is qualified to do business and in good standing as a foreign corporation in all other jurisdictions where the failure to so qualify would have a material adverse affect on Public Company. Public Company owns the securities of the corporations set forth in Section 1.11 of the Public Company Disclosure
Schedule.

1.12 CAPITALIZATION. Prior to execution of this Agreement, the stockholders of Public Company have adopted certain resolutions, including approving a reverse split of the common stock of Public Company in a ratio of not less than one-for-ten and not more than one-for-thirty, and at the Closing (as defined in Section 3.1(a)) will cause a Certificate of Amendment (the "Amendment") to
Public Company's Certificate of Incorporation in substantially the form of Exhibit A hereto to be filed with the Delaware Secretary of State. As a result of the adoption of these resolutions and the Amendment, the authorized capital stock of Public Company will consist of 50,000,000 shares of common stock, $.001 par value, of which at the Closing 3,666,670 will be issued and outstanding, and 5,000,000 shares of preferred stock, $.001 par value per share, of which 600 shares are issued or outstanding. All outstanding common stock is fully paid and non-assessable. All references to the capitalization of Public Company in this Agreement reflect the changes so authorized by Public Company's stockholders. As of the Closing, there will be outstanding warrants to purchase
1,500,000 shares of Public Company common stock. All outstanding securities were issued in accordance with applicable federal and state securities laws or exemptions therefrom.

1.13 FILING OF REPORTS. Public Company is presently current in the filing of all reports required under Section 13 of the Securities Exchange Act of 1934, as amended, including all reports on Forms 10-QSB, 10-KSB and 8-K. All forms, filings and reports filed by Public Company with the SEC were complete and accurate and no statement contained in any Public Filing (including financial statements contained therein), contained any untrue statement of material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

1.14 TAX FILINGS. Public Company has duly filed all federal, state, local and foreign tax reports and returns required to be filed by it and has duly paid all taxes and other charges due or claimed to be due from it by any federal, state, local or foreign tax authorities. Further, the reserve for taxes, if any, reflected in the most recent balance sheet contained in the Public Company Financial Statements is adequate and there are no tax liens upon any property or assets of Public Company. All deficiencies and assessments resulting from an examination of state, local, federal and foreign tax returns and reports have been paid. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local, or foreign tax return or report for any period. Public Company is not a "consenting corporation" within the meaning of Section 341(f)(1) of the Code.

1.15 COMPLIANCE WITH LAW. Public Company is in compliance with all laws, regulations and orders applicable to its business, including but not limited to, all applicable laws, rules and regulations of the SEC. Public Company has not received any notification that it is in violation of any laws, regulations or orders and, to the knowledge of Public Company, no such violations exist.
Neither Public Company nor any employee or agent of Public Company has made any payment to any person which violates any statutes or law required to be disclosed under applicable disclosure policies of the SEC, including the Foreign
Corrupt  Practices  Act.

1.16 DISCLOSURE. No representations or warranties by Public Company in this Agreement and no statement contained in any document (including the Public
Company Financial Statements), certificate or other writing furnished or to be furnished by Public Company to Company or the Selling Stockholders pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contained or will contain any untrue statement of material fact or omitted or will omit to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. There are no facts known to Public Company which, either individually or in the aggregate, would materially and adversely affect or involve any substantial possibility of having a material and adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities or business of Public Company.

1.17 OFFICERS' CERTIFICATES. At Closing, the President of Public Company shall provide a certificate, dated as of the Closing Date and certified by the Secretary of Public Company, to the effect that:

          (a) Public Company has delivered audited financial statements dated, and for the fiscal year ended December 31, 2001, and Public Company has delivered unaudited financial statements dated, and for the quarter ended
     September 30, 2002; in each case together with all notes thereto, prepared in reasonable detail in accordance with generally accepted accounting principles applied on a consistent basis.

          (b) Public Company has delivered, or otherwise made available, true and correct copies of the Certificate of Incorporation and Bylaws of Public
     Company  and the minutes of all meetings of its directors and stockholders.

          (c) The representations and warranties of Public Company contained in this Agreement are true and correct as of the Closing Date (other than those representations or warranties that are made as of a specific date, which were true and correct as of such date).

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                       OF COMPANY AND SELLING STOCKHOLDERS

     Company and each Selling Stockholder, jointly and severally, represent and warrant to Public Company that, except as set forth in the Company Disclosure
Schedule:

2.1 ORGANIZATION AND GOOD STANDING. Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all corporate powers required to carry on its business. Company is qualified to do business and in good standing as a foreign corporation in all other jurisdictions where the failure to so qualify would have a material adverse affect on Company. Company owns the securities of the corporations set forth in Section 2.1 of the Company Disclosure Schedule.

2.2 VOTING REQUIREMENTS. Except for any board approval contemplated pursuant to Section 2.3 (the "Company Board Approval"), no vote of the board of directors or stockholders of Company is necessary to approve or adopt this Agreement or the transactions contemplated hereby, including the Share Exchange.

2.3 AUTHORIZATION. Company has duly taken all action necessary to authorize the execution and delivery of this Agreement and to authorize the consummation of the transactions evidenced hereby and the performance of its obligations hereunder.

2.4     NO CONFLICTS OR CONSENTS.  The execution and delivery by Company and the
Selling Shareholders of this Agreement and the performance of their respective obligations set forth herein do not conflict with the certificate or articles of incorporation or bylaws of Company or any provision of law, statute, rule or regulation or of any agreement or judgment applicable to or binding upon Company or any Selling Stockholder, including the laws of the State of Nevada, as applicable, and federal securities laws, nor will it result in the creation of any lien, charge or encumbrance upon any Selling Stockholder's assets or properties, or upon those of Company. No consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Company or any Selling Stockholder of this Agreement or the consummation of the transactions evidenced hereby.
Neither the execution of this Agreement nor its consummation in accordance with its terms conflicts with or constitutes a default under or breach or violation or grounds for termination of or an event which with the lapse of time or notice and the lapse of time would or could constitute a default under any note, indenture, mortgage, deed of trust or other agreement or instrument to which Company or any Selling Stockholder is a party or by which Company or any Selling
Stockholder  is  bound.

2.5 ENFORCEABLE OBLIGATIONS. This Agreement is a legal and binding obligation of Company and each Selling Stockholder, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditor's rights and general equitable principles.

2.6 CAPITALIZATION. The authorized capital stock of Company consists of 20,000,000 shares of common stock, of which 11,000,000 are issued and outstanding; and 10,000,000 shares of preferred stock of which none are issued or outstanding. All of the issued and outstanding shares of Company common stock are fully paid for and non-assessable. Each Selling Stockholder has full and marketable title to the shares of Company common stock listed opposite its name on Schedule I. Company has no outstanding rights, options, warrants, contracts, commitments or demands of any character which would require the issuance (or transfer out of treasury), by Company of any shares of its capital stock. All outstanding securities were issued in accordance with applicable federal and state securities laws or exemptions therefrom.

2.7 FINANCIAL STATEMENTS. Company has delivered audited financial statements dated, and for the fiscal year ended, June 30, 2002, together with all notes thereto and unaudited financial statements dated, and for the quarter ended September 30, 2002, together with all notes thereto, prepared in reasonable detail in accordance with generally accepted accounting principles applied on a consistent basis. Company shall deliver to Public Company such other financial statements as may be required by the SEC or NASD Regulation, Inc., before or after the Closing Date.

2.8 COMPLIANCE WITH LAW. Company is in compliance with all laws, regulations and orders applicable to its business, including but not limited to, all applicable laws, rules and regulations of the SEC and all applicable state securities departments. Company has not received any notification that it is in violation of any laws, regulations or orders and, to the best knowledge of the Selling Stockholders and management of Company, no such violations exist.
Neither Company nor any employee or agent of Company has made any payment to any person which violates or would violate any statutes or law required to be disclosed under applicable disclosure policies of the SEC, including the Foreign
Corrupt Practices Act, regardless of whether such statutes or law were at the time applicable to Company.

2.9 OTHER INFORMATION AND INSPECTIONS. Company and the Selling Stockholders have made or will make available for inspection and copying all books and records of Company and have fully and completely furnished or will furnish to Public Company such information as requested.

2.10     DISCLOSURE.  No representations or warranties by Company or any Selling
Stockholder  in  this  Agreement and no statement contained in any document
(including financial statements), certificate or other writing furnished or to be furnished by Company or any Selling Stockholders to Public Company pursuant to the provisions hereof, or in connection with the transaction contemplated hereby, contained or will contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. There are no facts known to Company or any Selling Stockholder which, either individually or in the aggregate, would materially and adversely affect or involve any substantial possibility of having a material and adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities or business of Company.

                                   ARTICLE III

                         CLOSING AND EXCHANGE OF SHARES

3.1     TERMS  OF  THE  EXCHANGE.

          (a) On the date (the "Closing Date") of the closing (the "Closing") of the transactions contemplated hereby, Public Company shall cause to be delivered to the Selling Stockholders, in an acceptable form, certificates for an aggregate 11,000,000 (post-split) shares of its $.001 par value voting common stock (the "Exchange Shares"), free and clear of all mortgages, pledges, claims, liens and other rights and encumbrances whatsoever.

          (b) The Exchange Shares shall not be subject to any preemptive rights, options or similar rights on the part of any stockholder or creditor of Public Company, or any other person whatsoever.

          (c) Each Selling Stockholder shall, in consideration for their receipt of the respective number of Exchange Shares, transfer and deliver to Public
     Company certificates representing all of the issued and outstanding shares of Company common stock owned by them and identified in Schedule I (the
     "Company Shares"). Public Company shall receive good and marketable title to the Company Shares, which shall be transferred to Public Company free and clear of all liens, mortgages, pledges, claims or other rights or encumbrances whatsoever.

3.2 RESTRICTIONS ON TRANSFER. The Exchange Shares, when issued and delivered hereunder, will not be registered under the Securities Act of 1933, as amended (the "Securities Act") and shall constitute "restricted securities" within the meaning of the Securities Act. Each Selling Stockholder shall execute and deliver to Public Company an investment letter satisfactory in form and substance to Public Company's counsel which states, among other things, that the Exchange Shares have been acquired for investment and with no present intent to make any resale, assignment, transfer or hypothecation of all or any part thereof unless registered or exempt from registration under the Securities Act and that the certificates representing the Exchange Shares will bear a restrictive legend which states in effect that such shares have not been registered under the Securities Act and, consequently, may not be resold, assigned, transferred or hypothecated unless registered under the Securities Act or, in the opinion of Public Company's counsel, an exemption from the registration requirements of the Securities Act is available for any such transaction.


3.3 CHANGES IN CAPITALIZATION OF PUBLIC COMPANY. If the outstanding shares of the capital stock of Public Company are found to have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities of Public Company than that set forth in Section 1.12 through reorganization, reclassification, stock dividend stock split, reverse stock split or similar change in the capitalization of Public Company, Public Company shall issue and deliver to the Selling Shareholders such number of Public
Company shares or securities as will reflect an equitable adjustment of the Public Company shares specified in Section 3.1 on account of any such increase, decrease, change or exchange. In the event of any such change in the capitalization of Public Company, all references to the Exchange Shares herein shall refer to the number of Public Company shares or securities as thus adjusted. It is specifically acknowledged, agreed and understood that the stockholders of Public Company have approved a proposal to undertake reverse split of its common stock as contemplated in Section 1.12. Public Company shall have no obligation to issue any additional shares to the Selling Stockholders as described herein as a result of such stock split.

3.4 CLOSING DATE. The Closing Date of the transactions contemplated hereby shall be 10:00 a.m. Pacific Time on the business day following the date all of the conditions to the Closing set forth in Section 3.6 shall be satisfied or waived, and in no event later than January 10, 2003 or such other date and time as the parties may mutually agree. All representations of the parties hereto shall survive the Closing and the representations and warranties shall be made as in effect on the Closing Date.

3.5     CLOSING  DOCUMENTS  AND  ACTIONS.

   (a)     At  the  Closing  Public  Company  shall:

          (1) Deliver to the Selling Stockholders certificates representing an aggregate of 11,000,000 shares of Public Company common stock issued in the respective share amounts and names of the Selling Stockholders set forth in
     Schedule  3.5(a)(1);

          (2) Deliver to the Selling Stockholders a certified copy of minutes of Public Company's directors authorizing this transaction;

          (3) Deliver to the Selling Stockholders a certificate of good standing indicating Public Company's good standing and payment of all franchise taxes in Delaware;

          (4) Deliver to the Selling Stockholders an opinion of legal counsel regarding the due and valid issuance and the fully paid and non-assessable character of the Exchange Shares;


          (5) Deliver to the Selling Stockholders a certificate of President pursuant to Section 1.17;

          (6) Deliver resignation letters of all officers and directors of Public Company; and

          (7) Deliver to the Company a copy of a NASD Regulation, Inc. Form 211 relating to the trading of Public Company's common stock to be filed by a NASD member broker/dealer.

  (b) At the Closing, the Selling Stockholders and Company shall deliver to Public Company:

          (1)  Certificates  representing  each  Selling  Stockholder's  Company
     Shares, together with an assignment of said shares separate from certificate, such share certificates to represent in aggregate all of the issued and outstanding Company capital stock;

          (2) A certified copy of minutes of the board of directors of Company authorizing this transaction;

          (3) A certificate of good standing and tax clearance certificate indicating Company's good standing and payment of all franchise taxes in Nevada;

          (4) An investment letter from each Selling Stockholder as contemplated in Section 3.2 relating to the acquisition of the Exchange Shares.

3.6 CONDITIONS TO ALL PARTIES' OBLIGATION TO CLOSE. The obligation of all parties to consummate the Share Exchange is subject to the satisfaction on or prior to the Closing Date of the following conditions:

          (a) The transactions contemplated hereby shall not be subject to or any applicable waiting period under the Hart-Scott-Rodino Antitrust
     Improvements  Act  of  1976  (the  "HSR  Act").

          (b) Public Company shall have commenced the dissolution, spinout or Chapter 7 bankruptcy proceedings with respect to Hollywood Partners, Inc., Hall of Fame Pro, Inc. and Avenue of the Stars Entertainment, Inc. (the
     "Subsidiaries"), the record date for the distribution to stockholders of Public Company of all of Public Company's securities in the Subsidiaries shall have occurred, or Public Company shall have otherwise disposed of its interest in the Subsidiaries.


          (c)  Each  of  the Public Company Board Approval and the Company Board
     Approval  shall  have  been  obtained.

          (d) Other than the filings provided for under Sections 3.5(a)(7), any filing to be made pursuant to SEC Rule 14 f-1 and filings pursuant to the HSR Act, all consents, approvals and actions of, filings with and notices to any court, tribunal or administrative, governmental or regulatory body, agency, commission, division, department, public body or other authority, whether federal, state, local or foreign ("Governmental Entity") required of Public Company, Company or the Selling Stockholders to consummate the transactions contemplated hereby shall have been obtained or made, all in form and substance reasonably satisfactory to Public Company and Company.

          (e) No judgment, order, decree, statute, law, ordinance, rule or regulation, entered, enacted, promulgated, enforced or issued by any Governmental Entity of competent jurisdiction or other legal restraint or prohibition (collectively, "Restraints") shall be in effect (i) preventing the consummation of the Share Exchange, or (ii) which otherwise is reasonably likely to be materially adverse to the business, assets, results of operations or financial condition of either of Public Company or Company, except for any events or states of facts relating to (a) the homeland security industry in general, and not relating specifically to the business of Public Company or Company, as the case may be, or (b) the economy of the United States or the world, in general, and not relating specifically to the business of Public Company or Company (any such fact or event with respect to any such party, a "Material Adverse Effect");
     provided that each of the parties shall have used its reasonable best efforts to prevent the entry of any such Restraints and to appeal as promptly as possible any such Restraints that may be entered.

3.7     CONDITIONS  TO  THE  SELLING  STOCKHOLDERS'  AND COMPANY'S OBLIGATION TO
CLOSE. The obligation of the Selling Stockholders' and Company to consummate the Share Exchange is further subject to the satisfaction on or prior to the Closing Date of the following additional conditions:

          (a) The representations and warranties of Public Company set forth herein shall be true and correct both when made and at and as of the Closing Date, as if made at and as of such date (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "Material Adverse Effect" set forth therein) would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Public Company or Company, and the Selling
     Stockholders  shall  have received a certificate of the President of Public
     Company  as  to  the  satisfaction  of  this  condition.

          (b) Public Company shall, in all material respects, have performed and complied with all obligations required to be performed or complied with by it under this Agreement at or prior to the Closing Date, and the Selling
     Stockholders  shall  have received a certificate of the President of Public
     Company  as  to  the  satisfaction  of  this  condition.



          (c) Public Company's board and stockholders, as necessary or appropriate, shall have duly approved the Amendment;

          (d) The Selling Stockholders and Company shall have received all of the documents to be delivered by Public Company under Section 3.5(a).

          (e) At any time after the date of this Agreement there shall not have occurred and be continuing as of the Closing Date any Material Adverse
     Effect  on  Public  Company.

          (f) The Amendment shall have been filed as required under Sections 103 and 242 of the Delaware General Corporation Law.

          (g)  None  of  the  holders  of  the  outstanding securities of Public
     Company shall be entitled to dissenters' rights under Section 262 of the Delaware General Corporation Law.

          (h) The Selling Stockholders' nominees to the board of directors of Public Company pursuant to Section 6.1 shall have been duly appointed to Public Company's board of directors pursuant to Section 223 of the Delaware
     General Corporation Law, subject only to compliance with the filing and notice requirements of SEC Rule 14 f-1.

3.8     CONDITIONS  TO  PUBLIC COMPANY'S OBLIGATION TO CLOSE.  The obligation of
Public Company to consummate the Share Exchange is further subject to the satisfaction on or prior to the Closing Date of the following additional conditions:

          (a)  The  respective  representations  and  warranties  of the Selling
     Stockholders and Company set forth herein shall be true and correct both when made and at and as of the Closing Date, as if made at and as of such date (except to the extent expressly made as of an earlier date, in which case as of such date), except, in the case of representations and warranties of the Selling Stockholders and Company, where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "Material Adverse
     Effect" set forth therein) would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Company or Public Company, and Public Company shall have received a certificate of the President of Company as to the satisfaction of this condition by the Selling Stockholders and Company.

          (b) The Selling Stockholders and Company shall, in all material respects, have performed or complied with all obligations required to be performed or complied with by them under this Agreement at or prior to the



     Closing Date, and Public Company shall have received a certificate of the President of Company as to the satisfaction of this condition by the Selling Stockholders and Company.

          (c) At any time after the date of this Agreement there shall not have occurred and be continuing as of the Closing Date any Material Adverse
     Effect  on  Company.

3.9     FRUSTRATION  OF CLOSING CONDITIONS.  None of Public Company, any Selling
Stockholder  or  Company  may  rely on the failure of any condition set forth in
Section 3.6, 3.7, or 3.8, as the case may be, to be satisfied if such failure was caused by such party's (the Selling Stockholders and Company being one party for purpose of this Section 3.9) failure to use reasonable best efforts to consummate the Share Exchange and the other transactions contemplated by this Agreement, as required by and subject to Sections 6.4 and 7.1.

                                   ARTICLE IV

                  COVENANTS OF SELLING STOCKHOLDERS AND COMPANY

     The Selling Stockholders and Company (collectively, the "Company Parties"), jointly and severally covenant and agree that:

4.1 TRANSACTIONS. Prior to the Closing Date, the Company Parties will carry on Company's business diligently and substantially in the same manner as heretofore conducted and as contemplated by Public Company and Company to be modified in connection with the transactions contemplated hereby (which shall include pursuing strategic acquisitions), and will not enter into any transactions which would singly or in the aggregate be materially adverse to Company's business, prospects or financial condition, taken as a whole.

4.2     CONDUCT  OF  BUSINESS.  Prior  to  the  Closing  Date:

     (a) The Company Parties will not (i) permit or do or cause to be done anything which Company has represented in Article II not to have been done, except as otherwise permitted in this Agreement or consented to by Public
Company in advance and in writing; (ii) make or permit any amendment to Company's certificate or articles of incorporation or bylaws; (iii) cause or permit to be declared or paid any dividend, stock split, combination (reverse split) or other recapitalization or distribution in respect of Company's common stock, nor cause or permit the issuance of any additional shares of Company's common stock; (iv) to the best ability of the Company Parties, permit or do any act or omission to act the effect of which would be to breach or violate any contract or commitment to which Company is a party; (v) to the best ability of the Company Parties, permit or cause the waiver of the provisions of any statute of limitations applicable to the levy or assessment of any federal, state, municipal or foreign taxes payable by Company; or (vi) organize any subsidiary of Company, or acquire or permit the acquisition of any equity interest in any other business or entity.

     (b)  Prior  to  the Closing Date: To the best of their ability, the Company
Parties  will:  (i) maintain Company's books, accounts, and records as now being maintained, on a consistent basis; (ii) maintain Company's properties in good repair; (iii) comply with and not violate any law, rule, regulation, or ordinance whatever applicable to Company or its business or any license or permit issued to Company; and (iv) take each and every step necessary to preserve the charter issued by the State of Nevada, including timely filing of corporate reports and current payment of all taxes now and hereafter due and owing.

4.3 ISSUANCE OF ADDITIONAL SECURITIES. Prior to the Closing Date, Company shall not issue or permit the issuance of any common stock of Company or of any warrant, option or other right to subscribe for or acquire common stock or any other securities whatever of Company, nor shall any stock option or stock purchase plan, incentive stock option plan or similar plan be adopted whereby persons could acquire securities of Company, or any option or similar right to acquire such securities.

4.4 BOARD APPROVAL. Promptly following the execution and delivery of this Agreement, Company shall take all steps required to submit this Agreement and the transactions contemplated hereby to Company's board of directors for Company
Board  Approval.

                                    ARTICLE V

                           COVENANTS OF PUBLIC COMPANY

5.1 EFFECTUATION OF THIS AGREEMENT. Public Company covenants and agrees that, prior to the Closing Date: Public Company will use its best efforts to cause this Agreement to become effective, and all transactions herein contemplated to be consummated, in accordance with their terms; to obtain all required consents and authorizations of third parties; to make all filings and give all notices to those regulatory authorities or other third parties which may be necessary or reasonably required in order to effect the transactions contemplated in this Agreement; and to comply with all federal and state securities laws and other laws as may be applicable to the contemplated transactions.

5.2 BOARD APPROVAL. Prior to or promptly following the execution of this Agreement, Public Company shall take all steps required to obtain the Public
Company Board Approval of this Agreement and all transactions contemplated hereby.

5.3     CONDUCT.  Public Company covenants and agrees that, prior to the Closing
Date:

     (a) Public Company will not (i) permit or do or cause to be done anything which Public Company has represented in Article I not to have been done, except as otherwise permitted in this Agreement, or consented to by Company in advance and in writing; (ii) make or permit any amendment to the Public Company
Certificate of Incorporation or Bylaws, other than those matters included in the Amendment and such other amendment or restatements of the Bylaws as Company shall request, which shall be adopted by Public Company, effective on the Closing Date; (iii) cause or permit to be declared or paid any dividend, stock split, combination or other recapitalization or distribution in respect of


Public  Company's  capital stock, other than as disclosed herein; (iv) to Public
Company's best ability, permit or cause the waiver of the provisions of any statute of limitations applicable to the levy or assessment of any federal, state, municipal or foreign taxes payable by Public Company.

     (b) To the best of its ability, Public Company will: (i) maintain its books, accounts and records as now being maintained, on a consistent basis; (ii) comply with and not violate any law, rule, regulation or ordinance whatsoever applicable to Public Company; and (iii) take each and every step necessary to preserve the charter issued by the State of Delaware, including timely filing of corporate reports and current payment of all taxes now and hereafter due and owing.

5.4 ACCESS. Public Company agrees that it will allow Company Parties' directors, officers, accountants, attorneys and other representatives full access, during normal business hours throughout the term or applicability of this Agreement, to all information whatever concerning its affairs as the Company Parties may reasonably request. All information provided shall be furnished strictly subject to the confidentiality provisions of this Agreement.

                                   ARTICLE VI

                              ADDITIONAL COVENANTS

6.1 PUBLIC COMPANY GOVERNANCE AFTER CLOSING DATE. The parties agree that after the Closing Date, Public Company shall have a corporate governance structure reflecting that the Company's management prior to the consummation of transactions contemplated herein and as intended to be modified by Company as provided herein shall be instituted. Without the intention to interfere with the rights and powers of Public Company's stockholders and Public Company's board, each of the parties will recommend to their respective stockholders and boards, as applicable, the following:

          (a) Public Company's By-Laws. The By-Laws of Public Company following the Closing Date shall be amended as reflected in Exhibit B hereto, with such changes as shall be in form and substance reasonably acceptable to Company.

          (b)  Public  Company's  Board  of Directors. The board of directors of
     Public Company following the Closing Date shall be composed of the nominees of the Selling Stockholders made immediately prior to the Closing Date, who shall be appointed by Public Company's resigning directors, subject to the filing and notice requirement of SEC Rule 14 f-1.

6.2     ACCESS  TO  INFORMATION;  CONFIDENTIALITY.

     (a) Each of the Company Parties, on one part, and Public Company, on another part, shall afford to the other party and to the officers, employees, accountants, counsel, financial advisors and other representatives of such other party, reasonable access during normal business hours during the period prior to the Closing Date to all their respective properties, books, contracts, commitments, personnel and records and, during such period, each of the Company
Parties and Public Company shall furnish promptly to the other party (i) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of United States federal or state securities laws and (ii) all other information concerning its business, properties and personnel as such other party may reasonably request. No review pursuant to this Section 6.2 shall affect any representation or warranty given by the other party hereto.

     (b) Each of the Company Parties, on one part, and Public Company, on another part, will hold and will cause each of their respective officers, directors, employees, attorneys, investment bankers and other advisors
("representatives") to hold in strict confidence (unless compelled to disclose by judicial or administrative process) all non-public information obtained, whether prior to or after the date of this Agreement, from or provided on behalf of the other party, except to the extent that such information can be shown to have been (i) previously known or independently developed by the party receiving such information, (ii) in the public domain through no fault of the receiving party, or (iii) later lawfully acquired by the receiving party from other sources not known by the receiving party to be bound by confidentiality obligations (the "Confidential Information"). Each of the Company Parties, on one part, and Public Company, on another part, will, and will cause each of their respective representatives to, use the Confidential Information received by it solely in connection with its evaluation of the transactions contemplated by this Agreement and in furtherance of the consummation of such transactions in accordance with the terms of this Agreement. In the event of the termination of this Agreement, the Company Parties, on one part, and Public Company, on another part, will, and will cause each of their respective representatives to, (x) maintain the confidentiality of the Confidential Information, and (y) return all written Confidential Information promptly upon the written request of the other party. In addition, each of the Company Parties, on one part, and Public
Company, on another part, will, and will cause each of their respective representatives not to, solicit any employee of the other for employment, provided that each of Company and Public Company may engage in general solicitations of employment not specifically directed to employees of Company and Public Company, as the case may be.

6.3 TAKEOVER STATUTE. The Company Parties and Public Company shall (i) take all action necessary to ensure that no state takeover statute or similar statute or regulation is or becomes applicable to the this Agreement or any of the transactions contemplated by this Agreement and (ii) if any state takeover statute or similar statute or regulation becomes applicable to this Agreement or any transaction contemplated by this Agreement, take all action necessary to ensure that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the transactions contemplated by this Agreement.

6.4     REASONABLE  BEST EFFORTS.   Upon the terms and subject to the conditions
set  forth  in this Agreement, each of the parties agrees to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including (i) the obtaining of all necessary actions or non-actions, waivers, consents and approvals from governmental entities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any governmental entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity vacated or reversed, and
(iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

6.5     INDEMNIFICATION.

     (a) Public Company hereby agrees to indemnify and hold harmless the Company
Parties and each of their respective officers, directors, managers and members from and after the date of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever) ("Damages"), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article I of this Agreement or any breach of any covenants set forth in this Agreement. The indemnification provided for in this Section 6.5(a) shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

     (b)  Each  of the Company Parties jointly and severally agrees to indemnify
Public Company and each of its officers, directors, managers and members as of the date of this Agreement against any Damages to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article II of this Agreement or because of any breach by them of any covenants set forth in this Agreement. The indemnification provided for in this Section 6.5(b) shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

     (c)  If  any  party entitled to indemnification under this Section 6.5 (the
"Indemnified Party") shall receive notice or otherwise learn of the assertion by any other person of any claim or of the commencement by any such person or any action (a "Third- Party Claim") with respect to which a party may be obligated to provide indemnification pursuant to this Section 6.5 (the "Indemnifying
Party"), such Indemnified Party shall give written notice thereof to the Indemnifying Party within ten (10) business days after becoming aware of such Third-Party Claim (the "Indemnification Notice"); provided, however, that the failure of any Indemnified Party to give notice as provided in this Section 6.5 shall not relieve the Indemnifying Party of its obligations under this Section
6.5, as the case may be, except to the extent that the Indemnifying Party actually is prejudiced by such failure to give notice. Such notice shall describe the Third-Party Claim in reasonable detail, and shall indicate the amount of the Damages that has been paid or reasonably expects to pay or incur by such Indemnified Party. Thereafter, such Indemnified Party shall deliver to the Indemnifying Party within five (5) business days after the Indemnified
Party's receipt thereof, copies of all notices and documents received by the Indemnified Party relating to the Third-Party Claim (including court papers).



     (d) If, promptly after receipt by the Indemnifying Party of notice of any Third-Party Claim as provided in Section 6.5(c), the Indemnifying Party shall give written notice to the Indemnified Party stating that it intends to assume the defense thereof, at its own cost, then the defense of such Third-Party
Claim, including selection of counsel reasonably satisfactory to the Indemnified
Party, shall be by the Indemnifying Party and the Indemnified Party shall make no payment on such Third-Party Claim as long as the Indemnifying Party is conducting a good faith and diligent defense. The Indemnified Party shall make available all information and assistance that the Indemnifying Party may reasonably request and shall cooperate with the Indemnifying Party in such defense. Notwithstanding the foregoing, the Indemnified Party shall at all times have the right to fully participate in such defense at its own expense directly or through counsel. If no such notice to assume the defense against a Third-Party Claim is received by the Indemnified Party from the Indemnifying
Party, the Indemnified Party shall, at the expense of the Indemnifying Party, undertake the defense of such Third-Party Claim, with counsel selected by the Indemnified Party, and shall have the right to compromise or settle the same exercising reasonable judgment.

     (e) No Third-Party Claim made against any Indemnified Party shall be settled without the prior written consent of the Indemnifying Party.

     (f) At the election of the Selling Stockholders, the payment for any indemnification under this Section 6.5 by Public Company may be satisfied through the issuance of additional shares of Public Company common stock.

6.6 PUBLICITY AND FILINGS. The parties agree that all press releases, shareholder communications, filings with the SEC or other governmental agency or body and other information and publicity generated by any party hereto regarding the transactions contemplated in this Agreement shall be reviewed and approved by the other parties hereto and their counsel before release or dissemination to the public or filing with any governmental agency or body whatever. The parties further agree to cooperate in effecting and promptly mailing or sending to all security holders of Public Company entitled thereto any notice required under SEC Rule 14 f-1.

6.7     DISCLOSURE  SCHEDULES.

     (a) The Company Parties and Company agree to deliver to each other completed Disclosure Schedules as indicated in Schedule II and Schedule III hereof on or before December 18, 2002.



     (b) The parties further agree that Company Parties and Company will have ten (10) days to accept or reject the other party's Disclosure Schedule. In the event either party rejects the other party's Disclosure Schedule, that party will have twenty (20) days in which to cure the rejection to the satisfaction of the other party.


                                   ARTICLE VII

                               GENERAL PROVISIONS

7.1 FURTHER ASSURANCES. At any time and from time to time after the date of this Agreement, each and every party hereto shall execute such additional instruments and take such other and further action as may be reasonably requested by any other party to carry out the intent and purpose of this Agreement.

7.2     WAIVER.

          (a) No failure on the part of any person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

          (b) No person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

7.3 SELLING STOCKHOLDER ACTION. Any election, right, waiver, consent or other action to be exercised or taken by the Selling Stockholders shall be exercised or taken by vote or written consent of the Selling Stockholders holding a majority of the Company Shares, and any such vote or written consent shall be effected in the same manner as a vote or written consent regarding a corporate action of Company, provided that any Selling Stockholder may set a record date for any such action or written consent and solicit votes or written consents as if such Selling Stockholder were the Company taking action in connection with the establishment of a record date or solicitation or votes or written consents for a Company corporate action.

7.4 BROKERS. Each party represents to every other party that no brokers or finders have acted for it in connection with this Agreement.



7.5 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid, first class, registered or certified mail, return receipt requested to the respective addresses set forth on the signature page of this Agreement.

7.6 ENTIRE AGREEMENT. This Agreement, including the Exhibits and Schedules hereto, constitutes the entire agreement among the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, among the parties and relating to the transactions evidenced hereby or the subject matter hereof.

7.7     AMENDMENTS.   This  Agreement  may  not be amended, modified, altered or supplemented  other  than  by  means  of  a written instrument duly executed and delivered  on  behalf  of  all  the  parties  hereto.

7.8 SEVERABILITY. In the event that any provisions of this Agreement, or the application of any such provision to any person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provisions to persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

7.9     CONSTRUCTION.

          (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

          (b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

          (c) As used in this Agreement, the words "include" and "including" and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by words "without limitation."

          (d) Except as otherwise indicated, all references in this Agreement to "Sections," "Exhibits" and "Schedules" are intended to refer to Sections of this Agreement and Exhibits and Schedules to this Agreement.

7.10 FEES AND EXPENSES. The fees and expenses of acquiring a ticker symbol and a CUSIP number and similar third-party costs not addressed in this Agreement shall be borne by Company. All other fees and expenses incurred in connection with the Share Exchange, SEC filings, state securities filings, NASD
Regulation, Inc. filings, this Agreement and the other transactions contemplated by this Agreement shall be borne by the party incurring such fees or expenses, whether or not the Share Exchange is consummated.


7.11 HEADINGS. The Article and Section headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

7.12 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the law of the State of California.

7.13 COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in two or more separate counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by each of the other parties hereto. Signatures may be exchanged by telecopy, with original signatures to follow. Each of the parties hereto agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement. The original signature pages shall be forwarded to Public Company or its counsel and Public
Company and its counsel will provide all of the parties hereto with a copy of the entire Agreement.

7.14     THIRD-PARTY BENEFICIARIES.   This Agreement is solely between the named
parties  hereto  and  except as specifically provided no director, officer, stockholder,  employee, agent, independent contractor, or any other person shall be  deemed  to  be  a  third-party  beneficiary  of  this  Agreement.

7.15 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties, covenants and agreements contained herein shall survive the date and execution of this Agreement.

7.16 LEGAL COUNSEL. The parties hereby acknowledge that they have each consulted independent legal counsel in respect of all matters leading to, and including, the transactions evidenced hereby.




     In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers on the date and year first above written.

                              HOLLYWOOD  PARTNERS.COM,  INC.
                              a  Delaware  corporation


                              _____________________________________________
                              Nikolas  Konstant,  Chief  Executive  Officer

                              Address  for  Notices:
                              1925  Century  Park  East,  5th  Floor
                              Los  Angeles,  CA  90067


                              UNIVERSAL  GUARDIAN  CORPORATION
                              a  Nevada  corporation


                              ________________________________________________
                              Michael  J.  Skellern,  Chief  Executive Officer

                              Address  for  Notices:
                              2424  S.E.  Bristol  Street,  Suite  330
                              Newport  Beach,  CA  92660


                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
                              _________________________________
                              _________________________________
                              _________________________________



                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
                              _________________________________
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                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
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                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
                              _________________________________
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                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
                              _________________________________
                              _________________________________
                              _________________________________


                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
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                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
                              _________________________________
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                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
                              _________________________________
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                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
                              _________________________________
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
                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
                              _________________________________
                              _________________________________
                              _________________________________






                                    EXHIBIT A

                                FORM OF AMENDMENT


                                    EXHIBIT B

                                 FORM OF BY-LAWS

                                   SCHEDULE I

                              SELLING STOCKHOLDERS



Name          Shares  Held
----          ------------

                                   SCHEDULE II

                       PUBLIC COMPANY DISCLOSURE SCHEDULE






                                  SCHEDULE III

                           COMPANY DISCLOSURE SCHEDULE



EXHIBIT 2

                                  AMENDMENT TO

               SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION
                             DATED DECEMBER 4, 2002

     This  AMENDMENT TO SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION (the
"Amendment"),  dated as of the 16th day of December, 2002 by and among Universal
Guardian Holdings, Inc. (formerly known as Hollywood Partners.com, Inc.), a publicly-held Delaware corporation ("Public Company"), the stockholders of Universal Guardian Corporation, a Nevada corporation, and subsidiaries
("Company")  identified  on  Schedule  I  (the  "Selling  Stockholders") and the
Company.

     WHEREAS,  Public  Company,  Company and Selling Stockholders entered into a
Share Exchange Agreement and Plan of Reorganization (the "Agreement") dated as of the 4th day of December 2002; and

     WHEREAS,  Public  Company, Company and Selling Stockholders desire to amend
Paragraphs  1.12,  2.6,  3.a(a)  and  3.5(a)(1)  of  the  Agreement;

     NOW,  THEREFORE,  the  Agreement  is  hereby  amended  as  follows:

FIRST:  Paragraph  1.12,  Capitalization,  is  hereby  amended  to  read:

     1.12 CAPITALIZATION. Prior to execution of this Agreement, the stockholders of Public Company have adopted certain resolutions, including approving a reverse split of the common stock of Public Company in a ratio of not less than one-for-ten and not more than one-for-thirty, and at the Closing
(as  defined  in  Section  3.1(a))  will  cause  a Certificate of Amendment (the
"Amendment") to Public Company's Certificate of Incorporation in substantially the form of Exhibit A hereto to be filed with the Delaware Secretary of State.
As a result of the adoption of these resolutions and the Amendment, the authorized capital stock of Public Company will consist of 50,000,000 shares of common stock, $.001 par value, of which at the Closing 3,866,670 will be issued and outstanding, and 5,000,000 shares of preferred stock, $.001 par value per share, of which 600 shares are issued or outstanding. All outstanding common stock is fully paid and non-assessable. All references to the capitalization of Public Company in this Agreement reflect the changes so authorized by Public
Company's stockholders. As of the Closing, there will be outstanding warrants to purchase 1,500,000 shares of Public Company common stock. All outstanding securities were issued in accordance with applicable federal and state securities laws or exemptions therefrom.

SECOND:  Paragraph  2.6,  Capitalization,  is  hereby  amended  to  read:

     2.6 CAPITALIZATION. The authorized capital stock of Company consists of 20,000,000 shares of common stock, of which 11,300,000 are issued and outstanding; and 10,000,000 shares of preferred stock of which none are issued or outstanding. All of the issued and outstanding shares of Company common stock are fully paid for and non-assessable. Each Selling Stockholder has full and marketable title to the shares of Company common stock listed opposite its name on Schedule I. Company has no outstanding rights, options, warrants, contracts, commitments or demands of any character which would require the issuance (or transfer out of treasury), by Company of any shares of its capital stock. All outstanding securities were issued in accordance with applicable federal and state securities laws or exemptions therefrom.



THIRD:  Paragraph  3.1(a),  Terms  of  the  Exchange, is hereby amended to read:

3.1     TERMS  OF  THE  EXCHANGE.

          (a) On the date (the "Closing Date") of the closing (the "Closing") of the transactions contemplated hereby, Public Company shall cause to be delivered to the Selling Stockholders, in an acceptable form, certificates for an aggregate 11,300,000 (post-split) shares of its $.001 par value voting common stock (the "Exchange Shares"), free and clear of all mortgages, pledges, claims, liens and other rights and encumbrances whatsoever.

FOURTH: Paragraph 3.5(a)(1), Closing documents and Actions, is hereby amended to read:

3.2     CLOSING  DOCUMENTS  AND  ACTIONS.

   (a)    At  the  Closing  Public  Company  shall:

          (1) Deliver to the Selling Stockholders certificates representing an aggregate of 11,300,000 shares of Public Company common stock issued in the respective share amounts and names of the Selling Stockholders set forth in
     Schedule  3.5(a)(1);

     Except as modified and amended in this Amendment, all other terms and conditions of the Agreement remain unchanged and in full force and effect. This
Amendment shall be attached to the Agreement as "Exhibit A, Form of Amendment" and become a part thereof.

     In  Witness Whereof, the parties hereto have caused this Amendment to Share
Exchange Agreement and Plan of Reorganization to be executed by their duly authorized officers as of this 16th day of December, 2002.


                              UNIVERSAL  GUARDIAN  HOLDINGS,  INC.
                              a Delaware corporation, (formerly known as HOLLYWOOD PARTNERS.COM, INC.)


                              ______________________________________
                              Nikolas  Konstant,  Chief  Executive  Officer

                              Address  for  Notices:
                              1925  Century  Park  East,  5th  Floor
                              Los  Angeles,  CA  90067




                              UNIVERSAL  GUARDIAN  CORPORATION
                              a  Nevada  corporation


                              _______________________________________
                              Michael  J.  Skellern,  Chief  Executive  Officer

                              Address  for  Notices:
                              2424  S.E.  Bristol  Street,  Suite  330
                              Newport  Beach,  CA  92660


                              [SELLING  STOCKHOLDER]


                              __________________________________
                              Address  for  Notices:
                              _________________________________
                              _________________________________
                              _________________________________

                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
                              _________________________________
                              _________________________________
                              _________________________________

                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
                              _________________________________
                              _________________________________
                              _________________________________



                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
                              _________________________________
                              _________________________________
                              _________________________________

                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
                              _________________________________
                              _________________________________
                              _________________________________

                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
                              _________________________________
                              _________________________________
                              _________________________________

                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
                              _________________________________
                              _________________________________
                              _________________________________


                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
                              _________________________________
                              _________________________________
                              _________________________________
                              [SELLING  STOCKHOLDER]


                              __________________________________

                              Address  for  Notices:
                              _________________________________
                              _________________________________
                              _________________________________

                              [SELLING  STOCKHOLDER]


                              __________________________________
                              Address  for  Notices:
                              _________________________________
                              _________________________________
                              _________________________________
